UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2010
DEVELOPERS DIVERSIFIED REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway,
Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Developers Diversified Realty Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-162451):
1.	Underwriting Agreement Basic Provisions, dated as of November 1, 2010, by and among the Company and J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and UBS Securities LLC;

2.	Form of Twelfth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank); and

3.	Opinions of Jones Day.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement Basic Provisions, dated as of November 1, 2010, by and among the Company and J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and UBS Securities LLC

4.1	Form of Twelfth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank)

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:	/s/ David J. Oakes
David J. Oakes
Senior Executive Vice President and Chief Financial Officer

Date: November 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement Basic Provisions, dated as of November 1, 2010, by and among the Company and J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and UBS Securities LLC

4.1	Form of Twelfth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank)

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)